UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported):    February 24, 2004


                            IQ POWER TECHNOLOGY INC.
             (Exact name of registrant as specified in its charter)


          Canada                    000-26165                 Not Applicable
------------------------   -------------------------    ------------------------
     (Jurisdiction of       (Commission file number)        (I.R.S. Employer
      incorporation)                                      Identification No.)


                                  Erlenhof Park
                              Inselkammer Strasse 4
                          D-82008 Unterhaching, Germany
       -------------------------------------------------------------------
                    (Address of principal executive offices)


      Registrant's telephone number, including area code: 49 89 614 483 10


                                 Not Applicable
    -------------------------------------------------------------------------
             (Former name or address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE



iQ POWER SELECTED BY DAIMLERCHRYSLER AS DEVELOPMENT PARTNER
                       IN NEW EUROPEAN X-BY-WIRE PROJECT

Munich, Germany / February 23rd 2004 - iQ Power Technology Inc. (IQPR: OTC US Bulletin Board, IQP: Frankfurt) is pleased to report that its German subsidiary, iQ Battery Research and Development GmbH, has again been selected by DaimlerChrysler as a development partner for its trailblazing automotive project known as SPARC - Secure Propulsion using Advanced Redundant Control - a large-scaled, pan-European industry project to improve traffic vehicle safety through X-By-Wire technologies.

The SPARC project (www.eu-sparc.net - launch of website anticipated around March 1st, 2004) follows DaimlerChrysler's PEIT project (www.eu-peit.net) but is larger in terms of both budget and participation. Of the overall 14.2 million Euro budget, the European Union alone is contributing 6.5 million Euro. The 22 industry participants and research establishments involved in the project include DAIMLERCHRYSLER, FIAT CRF, , ENGINEERING CENTER STEYR (MAGNA), HALDEX, KNORR BREMSE, MOTOROLA, MICHELIN, SIEMENS VDO and SKF. IQ's inclusion in the SPARC project arises out of its successful collaboration in the PEIT project, with iQ again having been engaged to develop the architecture and design of the complete electrical power supply employing iQ's intelligent energy management technology.

The goal of SPARC is to substantially improve traffic safety and efficiency for heavy goods vehicles using intelligent X-By-Wire technologies in the powertrain. To prove this standardized concept, an automotive Software/Hardware platform will be developed that is scalable and usable from heavy goods vehicles down to small passenger cars (sPC) and be integrated therein. SPARC will propose a complete automotive concept of an open system architecture, where software functionalities of different partners can be integrated easily. Two validator vehicles of this architecture will be built and evaluated.

The Project aims to describe a homologation path for scalable SPARC technology and to transfer the developed technology into serial models. It is anticipated that the outcome of the project will ensure European technologically leadership for the purposes of the SPARC-type vehicle.


                                        iQ Power Technology Inc.
                                        /s/ Peter Braun
                                        Peter Braun, President



For information about iQ Power, please visit our website at: www.iqpower.com or contact iQ Power Technology Inc., Investor Relations, Attn: Joerg Schweizer +49 89 614 483 - 26, e-mail: investor-relations@iqpower.com



================================================================================
The following is a "safe harbor" statement under the private Securities Litigation Reform Act of 1995: Information published by iQ Power contains forward-looking statements regarding anticipated developments and agreements. These forward-looking statements address future events and conditions and involve inherent risks and uncertainties that may cause actual results to differ materially from anticipated results. Such risks and uncertainties include, but are not limited to, risks associated with iQ Power's ability to achieve the objectives of its business strategy, iQ's ability to raise additional financing on acceptable terms to fund its strategic plan, the accuracy and sufficiency of iQ's anticipated operating budget to implement its strategic plan, risks related to the production and commercialization of the MagiQ battery, potential fluctuations in operating and research and development expenses, development contingencies of the SPARC project, and iQ's ability to generate revenue from the sale of its battery products and licensing its technologies. The reader is cautioned not to place undue reliance on forward-looking statements
================================================================================




The  information  in this Form 8-K shall not be deemed  "filed" for  purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

                                        IQ POWER TECHNOLOGY INC.


February 26, 2004                       /s/ Peter Braun
(Date)                                  ----------------------------------------
                                        Peter Braun, President